Number 210031

CERTIFICATE

OF

CHANGE OF NAME

COMPANY ACT

CANADA

PROVINCE OF BRITISH COLUMBIA

I Hereby Certify that

YELLOW POINT MINING CORP.

has this day changed its name to

DESERT SUN MINING CORP.

ISSUED UNDER MY HAND OFFICE AT

VICTORIA, BRITISH COLUMBIA,

[seal of British Columbia]

ON AUGUST 26, 1994

/S/ JOHN S. POWELL

REGISTRAR OF COMPANIES

CANADA

PROVINCE OF BRITISH COLUMBIA

Number 210031

Province of British Columbia

Ministry of Finance and Corporate Relations

REGISTRAR OF COMPANIES

COMPANY ACT

CERTIFICATE

I HEREBY CERTIFY THAT

SUN RIVER GOLD CORP.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

YELLOW POINT MINING CORP.

GIVEN UNDER MY HAND AND SEAL OF

OFFICE AT VICTORIA, BRITISH COLUMBIA,

[seal of British Columbia]

This 11th day of March, 1991

/s/DAVID :W. BOYD

REGISTRAR OF COMPANIES

CANADA

PROVINCE OF BRITISH COLUMBIA

NUMBER 210031

Province of British Columbia

Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES

COMPANY ACT

Certificate

I HEREBY CERTIFY THAT

CONSOLIDATED FREDONIA RESOURCES LTD.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

SUN RIVER GOLD CORP.

GIVEN UNDER MY HAND AND SEAL OF

OFFICE AT VICTORIA, BRITISH COLUMBIA,

[seal of British Columbia]

This 20th day of February, 1986

/s/ Roberta J. Lowdon

DEPUTY REGISTRAR OF COMPANIES

CANADA

PROVINCE OF BRITISH COLUMBIA

NUMBER 210031

Province of British Columbia

Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES

COMPANY ACT

Certificate

I HEREBY CERTIFY THAT

FREDONIA OIL AND GAS LTD.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

CONSOLIDATED FREDONIA RESOURCES LTD.

GIVEN UNDER MY HAND AND SEAL OF

OFFICE AT VICTORIA, BRITISH COLUMBIA,

[seal of British Columbia]

This 21st day of February, 1985

/s/ L.G. Huck

DEPUTY REGISTRAR OF COMPANIES

CANADA

PROVINCE OF BRITISH COLUMBIA

NUMBER 210031

Province of British Columbia

Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES

COMPANY ACT

Certificate of Incorporation

I HEREBY CERTIFY THAT

FREDONIA OIL L GAS LTD.

HAS THIS DAY BEEN INCORPORATED UNDER THE COMPANY ACT

GIVEN UNDER MY HAND AND SEAL OF

OFFICE AT VICTORIA, BRITISH COLUMBIA,

[seal of British Columbia]

MAY, 1980

L.G. HUCK

DEPUTY REGISTRAR OF COMPANIES